                                                                   EXHIBIT 10.22



                           SOFTWARE LICENSE AGREEMENT

THIS AGREEMENT is entered into effective as of June 1, 1993 by and between Pixel Translations, Inc., a California corporation ("Pixel") and Kofax Image Products, a California corporation ("Kofax").

                                R E C I T A L S:

Whereas Pixel has developed certain software products; and

Whereas Kofax desires to license certain of the software developed by Pixel for integration and use within certain software products developed by Kofax:

Now therefore, Pixel and Kofax agree as follows:

1. LICENSES CONVEYED

1.1 Object Code Licenses. Pixel hereby agrees to deliver to Kofax one object code copy of each of the Products described on Schedule 1 hereto and licenses Kofax to duplicate and sublicense all or portions of such Products to its customers, but only integrated within software products of significant value developed by Kofax which are licensed for use on a single computer. Kofax will not remove any copyright notices which Pixel shall place in the Products, and a copyright notice stating "Portions of this product, Copyright (c) 1990, 1991, 1992 Pixel Translations, Inc." (with the years identified revised to reflect revisions by Pixel), shall be included in at least one appropriate location in the documentation shipped with all Kofax products incorporating the Products. Kofax shall not reverse engineer, decompile, or disassemble any object code delivered by Pixel. Kofax shall only sublicense the object code subject to a signed or shrink-wrap license agreement which contains all of the restrictions set forth on Exhibit A hereto.

1.2 Source Code Licenses. Pixel also hereby agrees to deliver to Kofax one copy of the source code described on Schedule 2 hereto and licenses Kofax to use such source code, but only for purposes of supporting, modifying or enhancing the object code otherwise licensed to Kofax pursuant to this Agreement. Kofax shall not under any circumstances be permitted to duplicate any source code delivered by Pixel, other than for archival purposes, or to sublicense any other party to use such source code. Kofax agrees to treat all source code delivered by Pixel under any circumstances as a confidential trade secret of Pixel and to safeguard all copies of such source code.

1.3 License Fees. Kofax agrees to pay Pixel the license fees set forth on
Schedule 3 hereto with respect to the Products. In addition to the license fees set forth on Schedule 3 hereto, Kofax shall pay, or reimburse Pixel for, the gross amount of all shipping charges and any present or future sales, use, excise or similar tax or any customs duty applicable to the license or furnishing of any Products under this Agreement. In lieu of a specific tax, Kofax may provide Pixel with a tax exemption certificate acceptable to the applicable taxing authority.

1.4 Kofax Products. Kofax will provide Pixel, without charge, promptly upon commercial release by Kofax, with one copy of, and one fully paid object code license to use, any software licensed or sold by Kofax which contains any portion of any of the Products, including any Product Enhancement or Product Update. During the term of this Agreement, Kofax shall also provide Pixel with reasonable use for evaluation purposes, at Pixel's facilities, of any hardware products sold by Kofax which contain any portion of any of the Products.



                                      -1-
                                                          CONFIDENTIAL TREATMENT

2. PRODUCT UPDATES AND PRODUCT ENHANCEMENTS

2. 1 Products. "Products" as used in this Agreement shall mean the software products described on Schedule 1 hereto, any "Product Updates" and any "Product Enhancements" provided to Kofax by Pixel pursuant to this Agreement, and any additional products provided by Pixel which Pixel and Kofax agree shall be provided to Kofax pursuant to this Agreement. When a Product Update, a Product Enhancement or an additional product is delivered to Kofax pursuant to this Agreement, it shall be added to the Products deemed to be described on Schedule 1 to this Agreement and Kofax shall have the license rights set forth in Section
1.1 of this Agreement with respect to such Product. In addition, when a Product Update or a Product Enhancement is delivered to Kofax pursuant to this Agreement, to the extent that any source code which Kofax has been licensed to use pursuant to Section 1.2 of this Agreement has been modified or replaced by such Product Update or Product Enhancement, Kofax shall receive a copy of the licensed source code as so modified or replaced and Kofax's license pursuant to
Section 1.2 hereof shall be extended to include such additional source code upon all the terms set forth herein with respect to source code licenses.

2.2 Product Updates. During the term of this Agreement, Pixel shall deliver to Kofax, for the support fees set forth on Schedule 3 hereto, all Product Updates which Pixel releases for the Products licensed by Kofax under this Agreement. For purposes of this Agreement, a "Product Update" shall mean a revised version of a Product which is required due to minor modifications or additions by the provider of hardware or software which interacts with the Product or is otherwise released by Pixel, in its discretion, as a "Product Update". To the extent that creating the revisions to a Product required as a result of the modifications or additions by a provider of hardware or software requires more than eight hours of skilled professional labor by Pixel, Pixel may, in its discretion, release the revised version of the Product as a Product Enhancement rather than a Product Update.

2.3 Product Enhancements. Pixel shall deliver to Kofax, for the support fees set forth on Schedule 3 hereto, four Product Enhancements per complete calendar year during the term of this Agreement, for the ISIS Drivers licensed by Kofax as Products under this Agreement. Each such Product Enhancement shall consist of a new driver for support of new or substantially modified scanners or file formats in a particular operating environment (such as, Windows, Windows NT, Macintosh, OS-2, or MS-DOS). The obligation of Pixel to provide such Product Enhancements shall be subject to the availability of an adequate number of new or substantially modified available scanners (desktop scanners in production release, free from substantial defects) for the environment.

2.4 Equipment Loans. Pixel's obligation to provide any Product Update pursuant to Section 2.2 hereof, or any Product Enhancement pursuant to Section 2.3 hereof, shall be subject to Kofax providing all hardware and software required for developing and testing such Product Update or Product Enhancement in those cases when Pixel is unable to obtain, through reasonable efforts, access to such hardware or software at no charge from the manufacturer.

3. NEW PRODUCTS

Pixel may, from time to time, offer Kofax the opportunity to obtain licenses to additional products not previously licensed by Kofax pursuant to this agreement, including additional and/or new products and Product Enhancements which Pixel is not obligated to provide to Kofax pursuant to Section 2.3 hereof. To the extent that Pixel and Kofax agree in writing, such additional products may be added to this Agreement, upon such additional terms and conditions as may be agreed by Pixel and Kofax in writing.

4. SUPPORT

4.1 Telephone Support. Pixel will provide telephone support for the Products during Pixel's normal business hours for the support fees set forth on Schedule 3 hereto during the term of this Agreement.

4.2 Correction of Defects. During the term of this Agreement, as part of Pixel's support obligation, Pixel will use commercially reasonable efforts to respond to and correct defects in the Products identified by Kofax within the following time periods (in working days):

--------------------------------------------------------------------------------------------------
Defect     Description                                                      Respond     Correct
Level                                                                       Within      Within
--------------------------------------------------------------------------------------------------
Critical   Product crashes under normal use or is unusable as a whole       1 day       10 days
Serious    Important feature is unusable or performance is unacceptable     2 days      30 days
Minor      Less important feature is unusable or easy workaround            5 days      90 days

Pixel shall have no obligation with respect to correction of any defect in the Products other than to use commercially reasonable efforts pursuant to this Section to correct the defect; provided, however, that to the extent the defect is identified by Kofax during the Warranty Period for the Product, as defined in
Section 5 hereof, then Pixel shall also have the warranty obligations expressly set forth in such Section 5.

5. LIMITITED WARRANTY

Kofax is sophisticated, experienced and technically competent with expertise in products of the type provided under this Agreement. Kofax has tested samples of the Products and has made its own determination that the Products meet the requirements of Kofax. Pixel warrants to Kofax only that each Product delivered under this Agreement will perform substantially in accordance with the specifications set forth in Exhibit B. This warranty is made for a period of one year from the date of delivery of the Product to Kofax (the "Warranty Period").

To the extent that Kofax advises Pixel in writing during the Warranty Period that a Product does not perform substantially in accordance with the specifications set forth in Exhibit B with respect to such Product, Pixel shall correct the defect within a reasonable time period. If Pixel is unable to correct the defect within a reasonable period of time, or in its discretion elects not to undertake, or to discontinue, efforts to correct the defect, Pixel will refund any license fees paid by Kofax with respect to the defective Product. These are Kofax's sole and exclusive remedies for any breach of warranty.

THE EXPRESS WARRANTY PROVIDED IN THIS SECTION 5 IS IN LIEU OF ALL OTHER WARRANTIES, AND PIXEL DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM THE COURSE OF DEALING BETWEEN THE PARTIES OR USAGE OF TRADE. PIXEL WILL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO KOFAX, OR ANY END-USER OR TRANSFEREE FROM KOFAX, FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF WHATEVER NATURE ARISING OUT OF THIS AGREEMENT OR RESULTING FROM THE SUBLICENSE OR PROVISION OF PRODUCTS OR SERVICES BY KOFAX OR RELICENSE OR USE BY ANY END-USER OR TRANSFEREE OF SUCH PRODUCTS, EVEN IF PIXEL HAS BEEN NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

6. SUITABILITY/LIMITATIONS ON REMEDIES AND LIABILITY

Kofax hereby understands that it is responsible for satisfying itself as to the suitability of Products for the purposes for which Products are licensed.

The express remedies set forth in this Agreement are in lieu of all obligations or liabilities on the part of Pixel for damages resulting from breach of warranty, breach of contract, negligence or on any other legal theory. The limitations on remedies, liability and damages set forth in this Agreement, and the corresponding allocations of risks, are essential elements of the bargain between the parties and are knowingly agreed to by both parties.

IN NO EVENT SHALL PIXEL BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THE LICENSE OR PROVISION OF, OR AGREEMENT TO LICENSE OR PROVIDE, PRODUCTS OR SERVICES TO KOFAX. THIS LIMITATION SHALL APPLY EVEN IF PIXEL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

Neither Pixel nor Kofax shall by reason of the termination of this Agreement under any circumstances be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of Pixel or Kofax, or otherwise.

7. INDEMNIFICATION

7.1 Indemnity. Pixel will defend, at its own expense, any claim, suit or proceeding brought against Kofax to the extent it is based upon a claim that any software licensed by Pixel to Kofax pursuant to this Agreement infringes upon any patent, copyright or trade secret of any third party. Kofax agrees that it shall promptly notify Pixel in writing of any such claim or action and give Pixel full information and assistance in connection therewith. Pixel shall have the sole right to control the defense of any such claim or action and the sole right to settle or compromise any such claim or action. If Kofax complies with the provisions hereof, Pixel will pay all damages, costs and expenses finally awarded to third parties against Kofax in such action. If such software is, or in Pixel's opinion might be, held to infringe as set forth above, Pixel may, at its option, replace or modify such software so as to avoid infringement, or procure the right for Kofax to continue the use and sublicense of such software. If neither of such alternatives is, in Pixel's opinion, commercially reasonable, the infringing software shall be returned to Pixel and Pixel's sole liability, in addition to its obligation to reimburse awarded damages, costs and expenses set forth above, shall be to refund the amounts paid to license such software by Kofax.

7.2 Limitations. Pixel will have no liability for any claim of infringement arising as a result of Kofax's use of the licensed software in combination with any items not supplied by Pixel, or any modification of the licensed software by Kofax or third parties where such infringement would not exist through use of the unmodified licensed software alone.

7.3 Entire Liability. THE FOREGOING STATES THE ENTIRE LIABILITY OF PIXEL TO KOFAX OR ANY SUBLICENSEE OF SOFTWARE CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, INCLUDING BUT NOT LIMITED TO, PATENT, COPYRIGHT AND TRADE SECRET RIGHTS.

8. CONFIDENTIALITY

Pixel and Kofax may disclose certain information which the disclosing party considers to be confidential. In order for any information disclosed by one party to the other to be treated as "Confidential Information" protected by this
Section 8, it must be (i) prominently marked as confidential when disclosed in writing, or (ii) if disclosed orally, identified as confidential at time of disclosure and reproduced in writing, marked confidential and sent to the receiving party within thirty (30) days after it is first communicated to such party; provided, however, that under any circumstances all source code received from Pixel and the pricing information set forth on Schedule 3 hereto shall be treated as Confidential Information. Confidential Information shall not be deemed to include information which is published or otherwise becomes available to the public other than by a breach of this Agreement; or is lawfully received by the receiving party from a third party without any confidentiality obligations; or was known by the receiving party prior to its receipt from the disclosing party.

The receiving party shall not during the Term of this Agreement and for a period of five years after the termination thereof, use for any purpose other than as contemplated by this Agreement, or divulge to any third party, any Confidential Information; provided, further, however, that such obligations with respect to any source code received from Pixel shall continue in perpetuity.

9. TERM AND TERMINATION

9.1 Term. The term of this Agreement shall commence on the effective date set forth above and shall continue for a period of one year from that date (the "Initial Term"). Unless Kofax or Pixel gives written notice that it elects not to renew the Agreement at least thirty (30) days prior to the end of the Initial Term, the Agreement shall automatically renew for an additional one year term (a "Subsequent Term"). Similarly, unless Kofax or Pixel gives written notice that it elects not to renew the Agreement at least thirty (30) days prior to the end of a Subsequent Term, the Agreement shall automatically renew for an additional one year Subsequent Term; provided, however, that the Agreement shall not be automatically renewed under any circumstances for more than a total of four Subsequent Terms.

9.2 Termination. If either party defaults in the performance of any material provision of this Agreement, then the non-defaulting party may terminate this Agreement by written notice to the defaulting party that if the default is not cured within thirty days (30) days the Agreement will be terminated. In addition, in the event that any amount payable by Kofax pursuant to this Agreement has not been paid within ten (10) days following written notice of delinquency, Pixel shall be entitled to terminate this Agreement immediately upon written notice to Kofax.

9.3 Effects of Termination. In the event that this Agreement is terminated by reason of an early nonrenewal election made by Pixel pursuant to Section 9.1 hereof, or in the event that it is terminated by Kofax pursuant to Section 9.2 hereof, then Kofax shall have the right to grant object code licenses for the Products, but only integrated with hardware and/or software products of significant value provided by Kofax, and subject to the other restrictions on such grants of object code licenses set forth in this Agreement, for the remainder of the remaining possible Subsequent Terms otherwise available under this Agreement. In the event that this Agreement is terminated pursuant to
Section 9.1, other than by reason of an early nonrenewal election made by Pixel pursuant to Section 9.1 hereof, or in the event that this Agreement is terminated by Pixel pursuant to Section 9.2 hereof, all rights of Kofax pursuant to this Agreement shall be immediately terminated and Kofax shall immediately destroy all object code copies of the Products licensed to it which have not been sublicensed to customers of Kofax and shall immediately return to Pixel all source code materials received from Pixel and any copies of such materials which Kofax may have made; however, the rights of sublicensees of the Products from Kofax shall not be affected by such termination of the Agreement. Under no circumstances shall Pixel be obligated to refund any amount to Kofax with respect to any licensee fee paid or Discount Allowance granted pursuant to
Schedule 3 hereto.

10. GENERAL

10.1 Audit Rights. Pixel shall have the right, at any time up to one year after the termination of this Agreement to have Kofax's books and records related to the sublicense of the Products examined by an independent certified public accountant selected by Pixel. If such examination reveals that the license fees paid by Kofax pursuant to this Agreement are understated by 5% or more for any period, Kofax shall reimburse Pixel for the reasonable fees and expenses of such certified public accountant.

10.2 Notices. Any notice required to be given hereunder shall be in writing and may be given personal delivery (including by professional courier) at, or mailing (by first class receipted prepaid mail) to, the address of the party set forth below, addressed to the attention of "Contracts Administrator" in the case of Pixel and to the attention of Contracts Administrator in the case of Kofax, or such other address as such party may have notified the other of pursuant to this Section. In the case of personal delivery, such notice shall be deemed to have been given upon the date of such delivery. In the case of mailing, such notice shall be deemed to have been given seven days after such mailing.

10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its provisions concerning the applicability of the laws of other jurisdictions. Any suit hereunder shall be brought in the federal or state courts in the districts which include Cupertino, California, and Kofax hereby agrees and submits to the personal jurisdiction and venue thereof

10.4 Relationship of Parties. Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the parties. The relationship between Pixel and Kofax shall be that of licensor and licensee. The officers, agents and employees of one party shall under no circumstances be considered the agents, employees or representatives of the other party. Neither Kofax nor Pixel shall have the right to enter into any contracts or binding commitments, or make any representations, in the name of or on behalf of the other in any respect whatsoever.

10.5 Assignment. Neither party will assign any of its rights or obligations hereunder, whether voluntarily or by operation of law, without the prior written consent of the other party, other than as part of an acquisition of the party, whether by merger or sale of substantially all of the assets of the party. Subject to the foregoing, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties.

10.6 Force Majure. Neither party shall be liable for any failure to perform any of its obligations hereunder (other than the payment of money) which results from act of God, the elements, fire, flood, component shortages, force majeure, riot, insurrection, industrial dispute, accident, war, embargoes, legal restrictions or any other cause beyond the control of the party.

10.7 Entire Aggeement. All previous agreements and arrangements (if any) made by the parties, and relating to the subject matter hereof, including any agreements concerning confidentiality of information, are hereby superseded and this Agreement embodies the entire understanding of the parties, there being no promises, terms, conditions or obligations, oral or written, express or implied, other than those contained herein. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement shall supersede any provision of any purchase order submitted by Kofax; notwithstanding any provision in such purchase order to the contrary.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       Pixel Translations, Inc.
                                       10062 Miller Avenue, Suite 205
                                       Cupertino, CA 95014
                                       USA

                                       By:    [Sig unreadable]
                                          --------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       Kofax Image Products
                                       3 Jenner Suva
                                       Irvine, CA 92718
                                       USA

                                       By:    [Sig unreadable]
                                          --------------------------------------
                                       Title: Vice President and Secretary
                                             -----------------------------------

                                   SCHEDULE 1

                              OBJECT CODE LICENSES

ISIS Drivers for Windows 3.X.

ISIS Drivers for DOS.

                                   SCHEDULE 2

                              SOURCE CODE LICENSES

None.

                                   SCHEDULE 3

                            LICENSE AND SUPPORT FEES

Binary License fees for ISIS Drivers

Within thirty days of the end of each calendar quarter, any portion of which falls within the term of the Agreement, Kofax shall notify Pixel of the number of copies of the Product distributed by Kofax during the calendar quarter, both in the "single driver" category and in the "driver set" category for each licensed environment. This report shall indicate all copies of the Products which have been distributed, including indicating any copies as to which a royalty is not due pursuant to the provisions hereof, whether because it is a promotional copy or a product upgrade as to which a license fee was previously paid.

License fees due under this Agreement will be determined by one of the two following schedules. Any licenses granted in excess of those prepaid prior to their shipment shall be paid for under the "Quarterly Schedule" and shall be paid for at the time of the quarterly notification either in cash or by allocation of a previously granted Discount Allowance. Kofax may also, at any time, elect to prepay some number of licenses under the "Prepay Schedule". Prepayment at the time of such election may also be made either in cash or by allocation of a previously granted Discount Allowance.

PREPAY Schedule

-------------------------------------------------------------------------------------------
Quantity              50     100     250     500     1,000     2,500     5,000     10,000
-------------------------------------------------------------------------------------------
Individual           [*]     [*]     [*]     [*]       [*]       [*]       [*]       [*]
(except Ricoh
410/510/520)
-------------------------------------------------------------------------------------------
Set (5 or more;      [*]     [*]     [*]     [*]       [*]       [*]       [*]       [*]
except Ricoh
410/510/520)
-------------------------------------------------------------------------------------------
Set (5 or more;      [*]     [*]     [*]     [*]       [*]       [*]       [*]       [*]
w/ Ricoh
410/510/520)
-------------------------------------------------------------------------------------------


QUARTERLY Schedule

------------------------------------------------------------------------------------------
Quantity             1-       50-      100-    250-     500-     1,000-    2,500   5,000+
                     49       99       249     499      999      2,499     4,999
------------------------------------------------------------------------------------------
Individual           [*]      [*]      [*]     [*]      [*]       [*]       [*]      [*]
(except Ricoh
410/510/520)
------------------------------------------------------------------------------------------
Ricoh 410/5XO        [*]      [*]      [*]     [*]      [*]       [*]       [*]      [*]
------------------------------------------------------------------------------------------
Set (5 or more;      [*]      [*]      [*]     [*]      [*]       [*]       [*]      [*]
except Ricoh
410/5XO)
------------------------------------------------------------------------------------------
Set (5 or more;      [*]      [*]      [*]     [*]      [*]       [*]       [*]      [*]
w/ Ricoh
410/5X0)
------------------------------------------------------------------------------------------

*  Such portions are filed under an application for confidential treatment.

Kofax shall have the right to distribute, royalty free, Products included as part of Kofax products which are Promotional Distributions. For these purposes, "Promotional Distributions" shall include only distributions of the Products, integrated with Kofax's products, for demonstration or promotional purposes, when the price charged is equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges. However, Products which are distributed at such a price as part of an offer or promotion including any other Kofax product which is not being distributed at a price equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges, shall not be considered Promotional Distributions.

Kofax shall have the right to distribute, royalty free, Product Updates and Product Enhancements as product upgrades to Kofax's customers who have been previously licensed to use the Product which is so upgraded and for which a license fee has previously been paid pursuant to this Agreement.

A maximum of [*] will be due for actual licenses granted during any four consecutive calendar quarters for each licensed environment. Prepayments for licenses used beyond the period in question will not be included for purposes of applying this maximum.

Support Fees for ISIS Drivers

Within 30 days of each annual renewal of this Agreement, whether or not such renewal is automatic, Kofax shall pay [*]for Support Fees for ongoing Product Updates, Product Enhancements, and telephone support.

Notwithstanding the foregoing, if License Fees for ISIS drivers, due and paid in the previous 12 months, exceed [*] then no Support Fees shall be due.

*  Such portions are filed under an application for confidential treatment.

                          EXHIBIT A - LICENSE AGREEMENT



This Software License Agreement (the "Agreement") grants you a nonexclusive license to use the software supplied to you by Kofax Image Products ("Licensor"), including the software supplied to you on disks, diskettes and/or as part of the equipment supplied by Licensor (the "Software"). It also imposes certain restrictions on your use of the Software. Licensor, and/or its licensors, retains ownership of the Software and no rights are granted to you other than a license to use the Software on the terms expressly set forth in this Agreement.

For backup purposes, you may make a copy of the Software supplied on disks and/or diskettes, but you may not use the backup copy other than as an archive for the replacement of the primary copy. You must include on the backup copy all copyright and other notices included on the Software as supplied by Licensor. You may not otherwise make any copy of any of the Software, and you may not make any copy of any of the written materials accompanying the Software and/or the equipment supplied by Licensor.

You acknowledge that the underlying structure, sequence, organization and source code of the Software is a valuable trade secret of Licensor and/or its licensors, and you agree not to decompile, disassemble or reverse engineer, or modify in any way, any of the Software.

You may not transfer or assign your rights to use the Software, unless Licensor receives the written agreement of the transferee to be bound by all of the terms of this Agreement.

Upon violation of any of the provisions of this Agreement, your rights to use the Software shall automatically terminate and you shall be obligated to return the Software to Licensor, or destroy all copies of the Software. This
Agreement shall be governed by California law, other than its provisions concerning the applicability of laws of other jurisdictions.

You acknowledge that the export of the Software is governed by the export control laws of the United States of America and other countries. You agree to comply with all such export control laws.

If you are a unit of the Department of Defense, you acknowledge that the Software is provided as "commercial computer software" under the terms and conditions of this Agreement, as Licensor's standard software license agreement, in accordance with clause 252.211 of the Federal Acquisition Regulations and its successors. If you are a civilian agency, you acknowledge that the Software is "restricted computer software", is licensed only with "restricted rights" and use, reproduction or disclosure is subject to restrictions set forth in subparagraphs (a) through (d) of clause 52.227-19 of the Federal Acquisition Regulations and its successors, and for purposes of subparagraph (d) thereof, you further acknowledge that the Software is unpublished and all rights are reserved under the copyright laws of the United States.

                       EXHIBIT B - PRODUCT SPECIFICATIONS

ISIS Drivers object code shall be that machine readable code which performs the following functions and/or meets the following specifications:

1. The drivers conform to the ISIS Specification as documented in the latest revisions of the ISIS Application Developer's Toolkit Manual and the ISIS Scanner Driver Developer's Toolkit Manual.

2. The drivers pass the test suite "SCANTEST".

3. The drivers have reasonable performance which is not inferior to the performance exhibited as of the effective date of this Agreement.

4. The drivers must not, in and of themselves, cause the scanner to start and stop if such starting and stopping causes reduced image quality.

5. The drivers must not use more than 64K of memory for code and data.

6. The drivers will follow the internationalization guidelines of the applicable operating environment and will include source code as necessary to allow internationalization.

7. The drivers must support the following scanners and image formats: In the Windows environment version:

      Abaton Transcribe 300
      Abaton 300/S
      Abaton 300/GS
      Abaton 300/Color
      Apple One Scanner
      Canon IX-12
      Canon IX-12F
      Canon IX-30
      Chinon DS-3000
      Complete PC Page Scanner
      Complete PC Flatbed Scanner (HP)
      Datacopy 730
      Datacopy 730 GS
      Datacopy 830
      Datacopy GS Plus
      Datacopy Jetreader
      Dest PC Scan+
      Dest PC Scan 1000
      Dest 2000
      Dest 3000
      Epson ES-300C/GT-6000
      Epson ES-600C/GT-6500
      Epson ES-800C/GT-8000
      Epson GT-4000
      Fujitsu Scan Partner 10 (w/Adaptec)
      Fujitsu 3093E (w/Kofax 9200)

      Fujitsu 3096E+ (w/Kofax 9200)
      Fujitsu 3096G (w/ Adaptec)
      Hewlett-Packard ScanJet
      Hewlett-Packard ScanJet Plus
      Hewlett-Packard IIc
      Hewlett-Packard IIp
      Hewlett-Packard Accupage 1.0
      Howtek Personal Color Scanner
      IBM 3119 (MCA only)
      Microtek MS-300A
      Microtek MS-300C
      Microtek MSF-300A
      Microtek MSF-300C
      Microtek MSF-300G
      Microtek MSF-300Q
      Microtek MSF-300Z (no color support)
      Microtek MS-400G
      Microtek MS-II
      Panasonic FX-RS307
      Panasonic FX-RS505
      Panasonic FX-RS506
      Pentax (HP)
      Princeton Graphics LS300
      Ricoh IS 50
      Ricoh IS 60
      Ricoh IS 410
      Ricoh IS 510
      Ricoh IS 520
      Sharp JX-320
      Sharp JX-610
      Tamarac TS-6000C
      Tamarac TS-8000C
      UMAX UG-630
      UMAX UC-630
      UMAX UC-840
      UMAX OA-1
      UMAX 1200-C
      TIFF Raw (8-bit and 16-bit)
      TIFF Packbits
      TIFF CCITT Group 3
      TIFF CCITT Group 3 modified
      TIFF CCITT Group 4
      PCX
      PDA Raw
      PDA CCITT Group 3
      PDA CCITT Group 4

In the DOS environment version:

      Abaton Transcribe 300
      Abaton 300 / S

      Abaton 300 / GS
      Abaton 300 / Color
      Apple One Scanner
      Canon IX-12
      Canon IX-12F
      Canon IX-30
      Chinon DS-3000
      Complete PC Page Scanner
      Complete PC Flatbed Scanner (HP)
      Datacopy 730
      Datacopy 730 GS
      Datacopy 830
      Datacopy GS Plus
      Datacopy Jetreader
      Dest PC Scan+
      Dest PC Scan 1000
      Dest 2000
      Dest 3000
      Epson ES-300C/GT-6000
      Epson ES-600C/GT-6500
      Epson ES-800C/GT-8000
      Epson GT-4000
      Fujitsu Scan Partner 10 (w/Adaptec)
      Fujitsu 3096G (w/Adaptec)
      Hewlett-Packard ScanJet
      Hewlett-Packard ScanJet Plus
      Hewlett-Packard IIc
      Hewlett-Packard IIp
      Howtek Personal Color Scanner
      IBM 3119 (MCA only)
      Microtek MS-300A
      Microtek MS-300C
      Microtek MSF-300A
      Microtek MSF-300C
      Microtek MSF-300G
      Microtek MSF-300Q
      Microtek MSF-300Z (no color support)
      Microtek MS-400G
      Microtek MS-II
      Panasonic FX-RS307
      Panasonic FX-RS505
      Panasonic FX-RS506
      Pentax (HP)
      Princeton Graphics LS300
      Ricoh IS 50
      Ricoh IS 60
      Ricoh IS 410
      Ricoh IS 510
      Ricoh IS 520
      Sharp JX-320
      Sharp JX-610

      Tamarac TS-6000C
      Tamarac TS-8000C
      UMAX UG-630
      UMAX UC-630
      UMAX UC-840
      UMAX OA-1
      UMAX 1200-C
      TIFF Raw (8-bit and 16-bit)
      TIFF Packbits
      TIFF CCITT Group 3
      TIFF CCITT Group 3 modified
      TIFF CCITT Group 4
      PCX
      PDA Raw
      PDA CCITT Group 3
      PDA CCITT Group 4

                   MODIFICATION TO SOFTWARE LICENSE AGREEMENT


THIS AGREEMENT is entered into effective as of July 1, 1995 by and between Pixel Translations, Inc., a California corporation ("Pixel") and Kofax Image Products, a California corporation ("Kofax") to modify the Software License Agreement between the parties dated June 1, 1993 as follows:

The following Schedules and Exhibits shall be replaced by those Schedules and Exhibits which are attached to and part of this Agreement:

         Schedule 1 - Object Code Licenses
         Schedule 3 - License and Support Fees
         Exhibit B  - Product Specifications

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in their respective names and by their duly authorized officers.

                                       Pixel Translations, Inc.
                                       3031 Tisch Way, Suite 310
                                       San Jose, CA 95128
                                       USA

                                       By:    /s/
                                          --------------------------------------
                                       Title: Director, Sales & Marketing
                                             -----------------------------------

                                       Kofax Image Products
                                       3 Jenner Street
                                       Irvine, CA 92718
                                       USA

                                       By:    /s/
                                          --------------------------------------
                                       Title: Director Marketing
                                             -----------------------------------



                                      -1-
                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 1

                              OBJECT CODE LICENSES



ISIS Drivers for Windows 3.X.

ISIS Drivers for Kodak Imagelink Scanners for Windows 3.X.

                                   SCHEDULE 3

                            LICENSE AND SUPPORT FEES

Binary License fees for ISIS Drivers

Within thirty days of the end of each calendar quarter, any portion of which falls within the term of the Agreement, Kofax shall notify Pixel of the number of copies of the Product distributed by Kofax during the calendar quarter, both in each of the "single driver" categories and in the "driver set" categories for each licensed environment. This report shall indicate all copies of the Products which have been distributed, including indicating any copies as to which a royalty is not due pursuant to the provisions hereof, whether because it is a promotional copy or a product upgrade as to which a license fee was previously paid.

License fees due under this Agreement will be determined by one of the two following schedules. Any licenses granted in excess of those prepaid prior to their shipment shall be paid for under the "Quarterly Schedule" and shall be paid for at the time of the quarterly notification either in cash or by allocation of a previously granted Discount Allowance. Kofax may also, at any time, elect to prepay some number of licenses under the "Prepay Schedule". Prepayment at the time of such election may also be made either in cash or by allocation of a previously granted Discount Allowance.

PREPAY Schedule

--------------------------------------------------------------------------------------------------------------
Quantity                10       50       100      250       500      1,000-- 2,500      5,000        10,000
--------------------------------------------------------------------------------------------------------------
Level 1 Driver          [*]     [*]     [*]      [*]       [*]       [*]     [*]        [*]           [*]
--------------------------------------------------------------------------------------------------------------
Level 2 Driver          [*]     [*]     [*]      [*]       [*]       [*]     [*]        [*]           [*]
--------------------------------------------------------------------------------------------------------------
Level 3 Driver          [*]     [*]     [*]      [*]       [*]       [*]     [*]        [*]           [*]
--------------------------------------------------------------------------------------------------------------
Set:   All Level 1      [*]     [*]     [*]      [*]       [*]       [*]     [*]        [*]           [*]
--------------------------------------------------------------------------------------------------------------
Set:   All Drivers      [*]     [*]     [*]      [*]       [*]       [*]     [*]        [*]           [*]
--------------------------------------------------------------------------------------------------------------


QUARTERLY Schedule

----------------------------------------------------------------------------------------------------------------------
Quantity               1-9      10-       50-      100-     250-     500-    1,000-     2,500-    5,000-     10,000-
                                49        99       249      499      999     2,499      4,999     9,999      24,999
----------------------------------------------------------------------------------------------------------------------
Level 1 Driver         [*]      [*]       [*]      [*]      [*]      [*]      [*]         [*]      [*]         [*]
----------------------------------------------------------------------------------------------------------------------
Level 2 Driver         [*]      [*]       [*]      [*]      [*]      [*]      [*]         [*]      [*]         [*]
----------------------------------------------------------------------------------------------------------------------
Level 3 Driver         [*]      [*]       [*]      [*]      [*]      [*]      [*]         [*]      [*]         [*]
----------------------------------------------------------------------------------------------------------------------
Set:    All Level 1    [*]      [*]       [*]      [*]      [*]      [*]      [*]         [*]      [*]         [*]
----------------------------------------------------------------------------------------------------------------------
Set:    All Drivers    [*]      [*]       [*]      [*]      [*]      [*]      [*]         [*]      [*]         [*]
----------------------------------------------------------------------------------------------------------------------

Level 1 scanner drivers are most drivers listed in Exhibit B except:

Level 2 drivers: Ricoh IS410, Fujitsu 3096G/3097G, Kofax Xionics Simplex, Panasonic sheetfed

Level 3 drivers: Ricoh IS510/520, Fujitsu 3099A/G/AG, Bell & Howell (SCSI), Kofax/Xionics Duplex, Canofile, TDC 2610W

ISIS "Sets" include the ISIS drivers for file i/c; otherwise, each file driver is considered a Level I driver.

*  Such portions are filed under an application for confidential treatment.

Kofax shall have the right to distribute, royalty free, Products included as part of Kofax products which are Promotional Distributions. For these purposes, "Promotional Distributions" shall include only distributions of the Products, integrated with Kofax's products, for demonstration or promotional purposes, when the price charged is equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges. However, Products which are distributed at such a price as part of an offer or promotion including any other Kofax product which is not being distributed at a price equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges, shall not be considered Promotional Distributions.

Kofax shall have the right to distribute, royalty free, Product Updates and Product Enhancements as product upgrades to Kofax's customers who have been previously licensed to use the Product which is so upgraded and for which a license fee has previously been paid pursuant to this Agreement.

A maximum of [*] will be due for actual licenses granted during any four consecutive calendar quarters for each Kofax product in each licensed environment. Prepayments for licenses used beyond the period in question will not be included for purposes of applying this maximum.

SUPPORT FEES FOR ISIS DRIVERS

Within 30 days of each annual renewal of this Agreement, whether or not such renewal is automatic, Kofax shall pay $995 for Support Fees for ongoing Product Updates, Product Enhancements, and telephone support for each licensed environment.

Notwithstanding the foregoing, if License Fees for ISIS drivers due and paid in the previous 12 months for a given environment exceed [*] then no Support Fees shall be due.

BINARY LICENSE FEES FOR ISIS DRIVERS FOR KODAK IMAGELINK SCANNERS

Prior to the shipment, or within 30 days of the shipment, of any Product, Kofax shall pay Pixel license fees according to the following schedule:

             Scanner                          1-5 units          6-10 units
             Imagelink 500                       [*]                 [*]
             Imagelink 900, 923, 990             [*]                 [*]

Kofax shall have the right to distribute, royalty free, Product Updates and Product Enhancements as product upgrades to Kofax's customers who have been previously licensed to use the Product which is so upgraded and for which a license fee has previously been paid pursuant to this schedule.

SUPPORT FEES FOR ISIS DRIVERS FOR KODAK IMAGELINK SCANNERS

Within 30 days of each annual renewal of this Agreement, whether or not such renewal is automatic, Kofax shall pay [*] for Support Fees for ongoing Product Updates, Product Enhancements, and telephone support for each licensed environment.

Notwithstanding the foregoing, if License Fees for ISIS drivers for Kodak Imagelink scanners due and paid in the previous 12 months for a given environment exceed [*] then no Support Fees shall be due.

*  Such portions are filed under an application for confidential treatment.

                       EXHIBIT B - PRODUCT SPECIFICATIONS


ISIS Drivers object code shall be that machine readable code which performs the following functions and/or meets the following specifications:

1. The drivers conform to the ISIS Specification as documented in the latest revisions of the ISIS Application Developer's Toolkit Manual and the ISIS Scanner Driver Developer's Toolkit Manual.

2. The drivers pass the test suite "SCANTEST".

3. The drivers have reasonable performance which is not inferior to the performance exhibited as of the effective date of this Agreement.

4. The drivers must not, in and of themselves, cause the scanner to start and stop if such starting and stopping causes reduced image quality.

5. The drivers must not use more than 64K of memory for code and data.

6. The drivers will follow the internationalization guidelines of the applicable operating environment and will include source code as necessary to allow internationalization.

7. The drivers must support the following scanners and image formats:

In the Windows environment version:

      Agfa ARCUS
      Agf& ARCUS Plus
      Agfa StudioScan
      Agfa StudioScan II
      Apple One Scanner
      Bell & Howell 2135 (Adaptec)
      Bell & Howell 2137/A (Adaptec)
      Bell & Howell 2138 (Adaptec)
      Bell & Howell 3238 (Adaptec)
      Bell & Howell 3338/A (Kofax 9200, Xionics Turbo)
      Bell & Howell 3338/A (Adaptec)
      Bell & Howell 6338 (Kofax 9200, Xionics Turbo)
      Bell & Howell 6338 (Adaptec)
      Canon IX-12
      Canon IX-12F
      Canon IX-30
      Canon IX-3010 (SI40/Adaptec)
      Canon IX-4015 (SI40/Adaptec) Chinon DS-3000
      Complete PC Flatbed (HP)
      Envisions 6100, 8100, 24 Pro
      Epson ES-300C/GT-6000
      Epson ES-600C/GT-6500
      Epson ES-800C/GT-8000
      Epson ES-1200C/GT-9000
      Epson 300GS

      Fujitsu Scan Partner Jr.
      Fujitsu Scan Partner 10
      Fujitsu 3093E (Kofax 9200, Xionics Turbo)
      Fujitsu 3096E+ (Kofax 9200, Xionics Turbo)
      Fujitsu 3096G (Adaptec)
      Fujitsu 3097E+ (Kofax 9200, Xionics Turbo)
      Fujitsu 3097G (Adaptec)
      Fujitsu 3096GX
      Fujitsu 3099 A/AG (Adaptec, Kofax 9275)
      Hewlett-Packard ScanJet
      Hewlett-Packard ScanJet Plus
      Hewlett-Packard ScanJet IIc
      Hewlett-Packard ScanJet IIcx
      Hewlett-Packard ScanJet IIp
      Hewlett-Packard ScanJet IIIp
      Hewlett-Packard Accupage 1.0
      IBM 2456
      Microtek MS-300A
      Microtek MS-300C
      Microtek MSF-300A
      Microtek MSF-300C
      Microtek MSF-300G
      Microtek MSF-300Q
      Microtek MSF-300Z
      Microtek MS-400G
      Microtek MS-II
      Microtek SM 600GS
      Microtek SM 600ZS
      Microtek ScanMaker II, IIG, IIHR, IISP
      Microtek ScanMaker III
      Nikon Scantouch
      Okidata DocIT 3000, 4000
      Panasonic KV-SP 505 (Kofax 9200)
      Panasonic KV-SS50, KV-SS60
      Panasonic KV-SS55, KV-SS65
      Pentax (HP)
      Relisys Office 2400
      Ricoh FS2
      Ricoh IS50
      Ricoh IS60
      Ricoh IS410
      Ricoh IS510/520
      Ricoh 530 digital copier
      Sharp JX-320
      Sharp JX-325
      Sharp JX-330
      Sharp JX-610
      TDC 2610 (Kofax 9200, Xionics Turbo)
      UMAX UG-630
      UMAX UC-630

      UMAX UC-840
      UMAX UC-1200S
      UMAX OA-1
      UMAX 1200-C

      TIFF Raw
      TIFF 32771
      TIFF Packbits
      TIFF CCITT G3, G3 modified
      TIFF CCITT  Group 4
      PCX
      DCX
      LZW
      GIF
      BMP
      CALS Type 1
      PDA Raw, G3, G4

ISIS Drivers for Kodak Imagelink Scanners object code shall be that machine readable code which performs the following functions and/or meets the following specifications:

1. The drivers conform to the ISIS Specification as documented in the latest revisions of the PixTools/Scan Manual and the ISIS Scanner Driver Developer's Toolkit Manual.

2. The drivers pass the test suite "SCANTEST".

3. The drivers have reasonable performance which is not inferior to the performance exhibited as of the effective date of this Agreement.

4. The drivers will follow the internationalization guidelines of the applicable operating environment and will include source code as necessary to allow internationalization.

5. The drivers must support the following scanners, including the features of those scanners which were supported as of January 1, 1995:

In the Windows environment version:

        Kodak Imagelink 500
        Kodak Imagelink 900
        Kodak Imagelink 923
        Kodak Imagelink 990

                   MODIFICATION TO SOFTWARE LICENSE AGREEMENT


THIS AGREEMENT is entered into effective as of June 1, 1996 by and between Pixel Translations, Inc., a California corporation ("Pixel") and Kofax Image Products, a California corporation ("Kofax") to modify the Software License Agreement between the parties dated June 1, 1993 as follows:

The following Schedules and Exhibits shall be replaced by those Schedules and Exhibits which are attached to and part of this Agreement:
         Schedule 1 - Object Code Licenses
         Schedule 3 - License and Support Fees
         Exhibit B - Product Specifications

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in their respective names and by their duly authorized officers.

                                       Pixel Translations, Inc.
                                       3031 Tisch Way, Suite 310
                                       San Jose, CA 95128
                                       USA

                                       By:   [SIG]
                                          --------------------------------------
                                       Title: Business Unit Partner
                                             -----------------------------------

                                       Kofax Image Products
                                       3 Jenner Street
                                       Irvine, CA 92718
                                       USA

                                       By:   [SIG]
                                          --------------------------------------
                                       Title: VP Marketing
                                             -----------------------------------

                                   SCHEDULE 1

                              OBJECT CODE LICENSES

16 Bit ISIS Drivers for Windows 3.X and Windows 95.
32 Bit ISIS Drivers for Windows NT.
16 Bit ISIS Drivers for Kodak Imagelink Scanners for Windows 3.X.

                                   SCHEDULE 3

                            LICENSE AND SUPPORT FEES

BINARY LICENSE FEES FOR ISIS DRIVERS

Within thirty days of the end of each calendar quarter, any portion of which falls within the term of the Agreement, Kofax shall notify Pixel of the number of copies of the Product distributed by Kofax during the calendar quarter, both in each of the "single driver" categories and in the "driver set" categories for each licensed environment. This report shall indicate all copies of the Products which have been distributed, including indicating any copies as to which a royalty is not due pursuant to the provisions hereof, whether because it is a promotional copy or a product upgrade as to which a license fee was previously paid.

NOTWITHSTANDING THE FOREGOING, KOFAX MAY COMBINE LICENSED ENVIRONMENTS IN THE
     FOLLOWING SPECIFIC WAY: IF KOFAX HAS PREPAID "SET: ALL DRIVERS" PLUS A THIRTY PERCENT PREMIUM OVER THE LICENSE FEES IN THE "SET: ALL DRIVERS" PREPAY SCHEDULE BELOW, THEN KOFAX MAY SHIP 16 BIT PRODUCTS THAT RUN ON THE WINDOWS 3.1/WINDOWS 95 ENVIRONMENT AND 32 BIT PRODUCTS THAT RUN ON EITHER THE WINDOWS NT OR WINDOWS 95 ENVIRONMENT, AND APPLY THOSE PREPAID LICENSE FEES TOWARDS BOTH THE 16 BIT UNITS AND THE 32 BIT UNITS SHIPPED.

SUPPORT FEES SHALL BE DUE ON THE WINDOWS NT ENVIRONMENT UNLESS OTHER LICENSE FEES IN ADDITION TO THE ARRANGEMENT ABOVE EXCEED THE MINIMUMS STATED BELOW.

License fees due under this Agreement will be determined by one of the two following schedules. Any licenses granted in excess of those prepaid prior to their shipment shall be paid for under the "Quarterly Schedule" and shall be paid for at the time of the quarterly notification either in cash or by allocation of a previously granted Discount Allowance. Kofax may also, at any time, elect to prepay some number of licenses under the "Prepay Schedule". Prepayment at the time of such election may also be made either in cash or by allocation of a previously granted Discount Allowance.

PREPAY Schedule

-----------------------------------------------------------------------------------------------------------------
QUANTITY                 10       50       100        250     500      1,000     2,500      5,000        10,000
-----------------------------------------------------------------------------------------------------------------
LEVEL 1 DRIVER           [*]      [*]      [*]        [*]     [*]       [*]       [*]        [*]           [*]
-----------------------------------------------------------------------------------------------------------------
LEVEL 2 DRIVER           [*]      [*]      [*]        [*]     [*]       [*]       [*]        [*]           [*]
-----------------------------------------------------------------------------------------------------------------
LEVEL 3 DRIVER           [*]      [*]      [*]        [*]     [*]       [*]       [*]        [*]           [*]
-----------------------------------------------------------------------------------------------------------------
SET: ALL LEVEL 1         [*]      [*]      [*]        [*]     [*]       [*]       [*]        [*]           [*]
-----------------------------------------------------------------------------------------------------------------
SET: ALL DRIVERS         [*]      [*]      [*]        [*]     [*]       [*]       [*]        [*]           [*]
-----------------------------------------------------------------------------------------------------------------

QUARTERLY Schedule

-----------------------------------------------------------------------------------------------------------------
QUANTITY                    1-9    10-    50-      100-    250-     500-     1,000-    2,500-  5,000-     10,000
                                   49     99       249     499      999      2,499     4,999    9,999     24,999
-----------------------------------------------------------------------------------------------------------------
LEVEL 1 DRIVER              [*]    [*]    [*]      [*]     [*]      [*]       [*]        [*]     [*]        [*]
-----------------------------------------------------------------------------------------------------------------
LEVEL 2 DRIVER              [*]    [*]    [*]      [*]     [*]      [*]       [*]        [*]     [*]        [*]
-----------------------------------------------------------------------------------------------------------------
LEVEL 3 DRIVER              [*]    [*]    [*]      [*]     [*]      [*]       [*]        [*]     [*]        [*]
-----------------------------------------------------------------------------------------------------------------
SET: ALL LEVEL 1            [*]    [*]    [*]      [*]     [*]      [*]       [*]        [*]     [*]        [*]
-----------------------------------------------------------------------------------------------------------------
SET: ALL DRIVERS            [*]    [*]    [*]      [*]     [*]      [*]       [*]        [*]     [*]        [*]
-----------------------------------------------------------------------------------------------------------------

* Such portions are filed under an application for confidential treatment.

Level I scanner drivers are most drivers listed in Exhibit B except:

Level 2 drivers: Ricoh IS410, Fujitsu 3096G/3097G, Kofax/Xionics Simplex, Panasonic sheetfed

Level 3 drivers: Ricoh IS510/520, Fujitsu 3099A/G/AG, Bell & Howell (SCSI), Kofax/Xionics Duplex, Canofile, TDC 2610W

ISIS "Sets" include the ISIS drivers for file i/o; otherwise, each file driver is considered a Level 1 driver.

Kofax shall have the right to distribute, royalty free, Products included as part of Kofax products which are Promotional Distributions. For these purposes, "Promotional Distributions" shall include only distributions of the Products, integrated with Kofax's products, for demonstration or promotional purposes, when the price charged is equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges. However, Products which are distributed at such a price as part of an offer or promotion including any other Kofax product which is not being distributed at a price equal to or less than the actual cost of the goods distributed, plus reasonable shipping and handling charges, shall not be considered Promotional Distributions.

Kofax shall have the right to distribute, royalty free, Product Updates and Product Enhancements as product upgrades to Kofax's customers who have been previously licensed to use the Product which is so upgraded and for which a license fee has previously been paid pursuant to this Agreement.

A maximum of [*] will be due for actual licenses granted during any four consecutive calendar quarters for each Kofax product in each licensed environment. Prepayments for licenses used beyond the period in question will not be included for purposes of applying this maximum.

SUPPORT FEES FOR ISIS DRIVERS

Within 30 days of each annual renewal of this Agreement, whether or not such renewal is automatic, Kofax shall pay [*] for Support Fees for ongoing Product Updates, Product Enhancements, and telephone support for each licensed environment.

Notwithstanding the foregoing, if License Fees for ISIS drivers due and paid in the previous 12 months for a given environment exceed [*] then no Support
Fees shall be due.

BINARY LICENSE FEES FOR ISIS DRIVERS FOR KODAK IMAGELINK SCANNERS

Prior to the shipment, or within 30 days of the shipment, of any Product, Kofax shall pay Pixel license fees according to the following schedule:

         Scanner                              1-5 units        6-10 units
         Imagelink 500                           [*]              [*]
         Imagelink 900, 923, 990                 [*]              [*]

Kofax shall have the right to distribute, royalty free, Product Updates and Product Enhancements as product upgrades to Kofax's customers who have been previously licensed to use the Product which is so upgraded and for which a license fee has previously been paid pursuant to this schedule.

SUPPORT FEES FOR ISIS DRIVERS FOR KODAK IMAGELINK SCANNERS

* Such portions are filed under an application for confidential treatment.

Within 30 days of each annual renewal of this Agreement, whether or not such renewal is automatic, Kofax shall pay [*] for Support Fees for ongoing Product Updates, Product Enhancements, and telephone support for each licensed environment.

Notwithstanding the foregoing, if License Fees for ISIS drivers for Kodak Imagelink scanners due and paid in the previous 12 months for a given environment exceed [*] then no Support Fees shall be due.

* Such portions are filed under an application for confidential treatment.

                       EXHIBIT B - PRODUCT SPECIFICATIONS


ISIS Drivers object code shall be that machine readable code which performs the following functions and/or meets the following specifications:

1. The drivers conform to the ISIS Specification as documented in the latest revisions of the ISIS Application Developer's Toolkit Manual and the ISIS Scanner Driver Developer's Toolkit Manual.

2. The drivers pass the test suite "SCANTEST".

3. The drivers have reasonable performance which is not inferior to the performance exhibited as of the effective date of this Agreement.

4. The drivers must not, in and of themselves, cause the scanner to start and stop if such starting and stopping causes reduced image quality.

5. The drivers must not use more than 64K of memory for code and data.

6. The drivers will follow the internationalization guidelines of the applicable operating environment and will include source code as necessary to allow internationalization.

7. The drivers must support the following scanners and image formats:
In the Windows environment version:

     Agfa ARCUS
     Agfa ARCUS Plus
     Agfa StudioScan
     Agfa StudioScan II
     Apple One Scanner
     Bell & Howell 2135 (Adaptec)
     Bell & Howell 2137/A (Adaptec)
     Bell & Howell 2138 (Adaptec)
     Bell & Howell 3238 (Adaptec)
     Bell & Howell 3338/A (Kofax 9200, Xionics Turbo)
     Bell & Howell 3338/A (Adaptec)
     Bell & Howell 6338 (Kofax 9200, Xionics Turbo)
     Bell & Howell 6338 (Adaptec)
     Canon IX-12
     Canon IX-12F
     Canon IX-30
     Canon IX-3010 (SI40/Adaptec)
     Canon IX-4015 (SI40/Adaptec)
     Chinon DS-3000
     Complete PC Flatbed (HP)
     Envisions 6100, 8100, 24 Pro
     Epson ES-300C/GT-6000
     Epson ES-600C/GT-6500
     Epson ES-800C/GT-8000
     Epson ES-1200C/GT-9000
     Epson 300GS

     Fujitsu Scan Partner Jr.
     Fujitsu Scan Partner 10
     Fujitsu 3093E (Kofax 9200, Xionics Turbo)
     Fujitsu 3096E+ (Kofax 9200, Xionics Turbo)
     Fujitsu 3096G (Adaptec)
     Fujitsu 3097E+ (Kofax 9200, Xionics Turbo)
     Fujitsu 3097G (Adaptec)
     Fujitsu 3096GX
     Fujitsu 3099 A/AG (Adaptec, Kofax 9275)
     Hewlett-Packard ScanJet
     Hewlett-Packard ScanJet Plus
     Hewlett-Packard ScanJet IIc
     Hewlett-Packard ScanJet IIcx
     Hewlett-Packard ScanJet IIp
     Hewlett-Packard ScanJet IIIp
     Hewlett-Packard Accupage 1.0
     IBM 2456
     Microtek MS-300A
     Microtek MS-300C
     Microtek MSF-300A
     Microtek MSF-300C
     Microtek MSF-300G
     Microtek MSF-300Q
     Microtek MSF-300Z
     Microtek MS-400G
     Microtek MS-II
     Microtek SM 600GS
     Microtek SM 600ZS
     Microtek ScanMaker II, IIG, IIHR, IISP
     Microtek ScanMaker III
     Nikon Scantouch
     Okidata, DocIT 3000, 4000
     Panasonic KV-SP 505 (Kofax 9200)
     Panasonic KV-SS50, KV-SS60
     Panasonic KV-SS55, KV-SS65
     Pentax (HP)
     Relisys Office 2400
     Ricoh FS2
     Ricoh IS50
     Ricoh IS60
     Ricoh IS410
     Ricoh IS510/520
     Ricoh 530 digital copier
     Sharp JX-320
     Sharp JX-325
     Sharp JX-330
     Sharp JX-610
     TDC 2610 (Kofax 9200, Xionics Turbo)
     UMAX UG-630
     UMAX UC-630

     UMAX UC-840
     UMAX UC-1200S
     UMAX OA-1
     UMAX 1200-C
     TIFF Raw
     TIFF 32771
     TIFF Packbits
     TIFF CCITT G3, G3 modified
     TIFF CCITT Group 4
     PCX
     DCX
     LZW
     GIF
     BMP
     CALS Type 1
     PDA Raw, G3, G4

In the Windows NT environment version:
     Fujitsu Scan Partner Jr.
     Fujitsu Scan Partner 10
     Fujitsu 3096G (Adaptec)
     Fujitsu 3097G (Adaptec)
     Hewlett-Packard ScanJet
     Hewlett-Packard ScanJet Plus
     Hewlett-Packard ScanJet IIc
     Hewlett-Packard ScanJet IIcx
     Hewlett-Packard ScanJet IIp
     Hewlett-Packard ScanJet IIIp
     IBM 2456
     Ricoh FS2
     Ricoh IS50
     Ricoh IS60
     Ricoh IS410
     Ricoh IS510/520
     TIFF Raw
     TIFF 32771
     TIFF Packbits
     TIFF CCITT G3, G3 modified
     TIFF CCITT Group 4
     PCX
     BMP
     PDA Raw, G3, G4

ISIS Drivers for Kodak Imagelink Scanners object code shall be that machine readable code which performs the following functions and/or meets the following specifications:

1. The drivers conform to the ISIS Specification as documented in the latest revisions of the PixTools/Scan Manual and the ISIS Scanner Driver Developer's Toolkit Manual.

2. The drivers pass the test suite "SCANTEST".

3. The drivers have reasonable performance which is not inferior to the performance exhibited as of the effective date of this Agreement.

4. The drivers will follow the internationalization guidelines of the applicable operating environment and will include source code as necessary to allow internationalization.

5. The drivers must support the following scanners, including the features of those scanners which were supported as of January 1, 1995:

In the Windows environment version:
        Kodak Imagelink 500
        Kodak Imagelink 900
        Kodak Imagelink 923
        Kodak Imagelink 990